Exhibit 99.1

Citizens Financial Group, Inc. Financial Supplement Third Quarter 2017

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17			3Q16			2017	2016	2016
						$		%	$		%			$		%
SELECTED OPERATING DATA
Total revenue	$1,443	$1,396	$1,384	$1,363	$1,380	$47		3%	$63		5%	$4,223	$3,892	$331		9%
Noninterest expense	858	864	854	847	867	(6)		(1)	(9)		(1)	2,576	2,505	71		3

Profit before provision for credit losses	585	532	530	516	513	53		10	72		14	1,647	1,387	260		19
Provision for credit losses	72	70	96	102	86	2		3	(14)		(16)	238	267	(29)		(11)
NET INCOME	348	318	320	282	297	30		9	51		17	986	763	223		29
Net income, Adjusted[1]	348	318	320	282	278	30		9	70		25	986	744	242		33
Net income available to common stockholders	341	318	313	282	290	23		7	51		18	972	749	223		30
Net income available to common stockholders, Adjusted[1]	341	318	313	282	271	23		7	70		26	972	730	242		33
PER COMMON SHARE DATA
Basic earnings	$0.68	$0.63	$0.61	$0.55	$0.56	$0.05		8%	$0.12		21%	$1.92	$1.43	$0.49		34%
Diluted earnings	0.68	0.63	0.61	0.55	0.56	0.05		8	0.12		21	1.92	1.42	0.50		35
Basic earnings, Adjusted[1]	0.68	0.63	0.61	0.55	0.52	0.05		8	0.16		31	1.92	1.39	0.53		38
Diluted earnings, Adjusted[1]	0.68	0.63	0.61	0.55	0.52	0.05		8	0.16		31	1.92	1.39	0.53		38
Cash dividends declared and paid per common share	0.18	0.14	0.14	0.12	0.12	0.04		29	0.06		50	0.46	0.34	0.12		35
Book value per common share	39.76	39.17	38.47	38.09	38.47	0.59		2	1.29		3	39.76	38.47	1.29		3
Tangible book value per common share	27.05	26.61	26.02	25.69	26.20	0.44		2	0.85		3	27.05	26.20	0.85		3
Dividend payout ratio	26%	22%	23%	22%	22%	400	bps		400	bps		24%	24%	–	bps
COMMON SHARES OUTSTANDING
Average: Basic	500,861,076	506,371,846	509,451,450	512,015,920	519,458,976	(5,510,770)		(1%)	(18,597,900)		(4%)	505,529,991	525,477,273	(19,947,282)		(4%)
Diluted	502,157,384	507,414,122	511,348,200	513,897,085	521,122,466	(5,256,738)		(1)	(18,965,082)		(4)	507,062,805	527,261,384	(20,198,579)		(4)
Common shares at period-end	499,505,285	505,880,851	509,515,646	511,954,871	518,148,345	(6,375,566)		(1)	(18,643,060)		(4)	499,505,285	518,148,345	(18,643,060)		(4)
SHARE PRICE
High	$38.06	$38.01	$39.75	$36.56	$25.11	$0.05		–%	$12.95		52%	$39.75	$25.99	$13.76		53%
Low	31.51	33.13	32.99	24.22	18.58	(1.62)		(5)	12.93		70	31.51	18.04	13.47		75
Close	37.87	35.68	34.55	35.63	24.71	2.19		6	13.16		53	37.87	24.71	13.16		53
Market capitalization	18,916	18,050	17,604	18,241	12,803	866		5	6,113		48	18,916	12,803	6,113		48
SEGMENT NET INCOME
Consumer Banking	$122	$118	$95	$92	$92	$4		3%	$30		33%	$335	$253	$82		32%
Commercial Banking	201	187	180	172	162	14		7	39		24	568	459	109		24
Other	25	13	45	18	43	12		92	(18)		(42)	83	51	32		63

NET INCOME	$348	$318	$320	$282	$297	$30		9%	$51		17%	$986	$763	$223		29%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17			3Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.05%	2.97%	2.96%	2.90%	2.84%	8	bps		21	bps		3.00%	2.85%	15	bps
Return on average common equity	6.87	6.48	6.52	5.70	5.82	39	bps		105	bps		6.63	5.08	155	bps
Return on average common equity, Adjusted[1]	6.87	6.48	6.52	5.70	5.44	39	bps		143	bps		6.63	4.95	168	bps
Return on average tangible common equity	10.13	9.57	9.68	8.43	8.58	56	bps		155	bps		9.80	7.51	229	bps
Return on average tangible common equity, Adjusted[1]	10.13	9.57	9.68	8.43	8.02	56	bps		211	bps		9.80	7.32	248	bps
Return on average total assets	0.92	0.85	0.87	0.76	0.82	7	bps		10	bps		0.88	0.72	16	bps
Return on average total assets, Adjusted[1]	0.92	0.85	0.87	0.76	0.77	7	bps		15	bps		0.88	0.70	18	bps
Return on average total tangible assets	0.96	0.89	0.91	0.79	0.86	7	bps		10	bps		0.92	0.75	17	bps
Return on average total tangible assets, Adjusted[1]	0.96	0.89	0.91	0.79	0.80	7	bps		16	bps		0.92	0.73	19	bps
Effective income tax rate	32.18	31.13	26.36	31.90	30.46	105	bps		172	bps		30.04	31.87	(183	) bps
Efficiency ratio	59.41	61.94	61.68	62.18	62.88	(253	) bps		(347	) bps		60.99	64.36	(337	) bps
Efficiency ratio, Adjusted[1]	59.41	61.94	61.68	62.18	63.31	(253	) bps		(390	) bps		60.99	64.54	(355	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.1%	11.2%	11.2%	11.2%	11.3%
Tier 1 capital ratio	11.3	11.4	11.4	11.4	11.5
Total capital ratio	13.8	14.0	14.0	14.0	14.2
Tier 1 leverage ratio	9.9	9.9	9.9	9.9	10.1
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$151,356	$151,407	$150,285	$149,520	$147,015	($51)		–%	$4,341		3%	$151,356	$147,015	$4,341		3%
Loans and leases:
Commercial	52,381	51,888	51,892	51,651	50,389	493		1	1,992		4	52,381	50,389	1,992		4
Retail	57,770	57,158	56,219	56,018	55,078	612		1	2,692		5	57,770	55,078	2,692		5

Total loans and leases	110,151	109,046	108,111	107,669	105,467	1,105		1	4,684		4	110,151	105,467	4,684		4
Deposits	113,235	113,613	112,112	109,804	108,327	(378)		–	4,908		5	113,235	108,327	4,908		5
Long-term borrowed funds	13,400	13,154	11,780	12,790	11,902	246		2	1,498		13	13,400	11,902	1,498		13
Total stockholders’ equity	20,109	20,064	19,847	19,747	20,181	45		–	(72)		–	20,109	20,181	(72)		–
Loans-to-deposits ratio (period-end balances)[3]	98.36%	96.60%	97.03%	98.62%	97.85%	176	bps		51	bps		98.36%	97.85%	51	bps
Loans-to-deposits ratio (average balances)[3]	97.59	99.08	98.81	98.14	98.06	(149	) bps		(47	) bps		98.48	98.74	(26	) bps
Full-time equivalent colleagues	17,696	17,738	17,515	17,639	17,625	(42)		–	71		–	17,696	17,625	71		–

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

2 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. U.S. Basel III ratios assume that certain definitions impacting qualifying U.S. Basel III capital will phase in through 2019.

3 Includes loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,096	$1,040	$992	$963	$926	$56	5%	$170	18%	$3,128	$2,690	$438	16%
Interest and fees on loans held for sale	5	4	4	5	4	1	25	1	25	13	10	3	30
Interest and fees on other loans held for sale	3	2	1	–	1	1	50	2	200	6	6	–	–
Investment securities	155	154	160	152	146	1	1	9	6	469	432	37	9
Interest-bearing deposits in banks	5	5	3	2	2	–	–	3	150	13	6	7	117

Total interest income	1,264	1,205	1,160	1,122	1,079	59	5	185	17	3,629	3,144	485	15

INTEREST EXPENSE:
Deposits	123	102	86	76	71	21	21	52	73	311	194	117	60
Federal funds purchased and securities sold under agreements to repurchase	1	–	1	–	1	1	100	–	–	2	2	–	–
Other short-term borrowed funds	7	7	8	7	10	–	–	(3)	(30)	22	33	(11)	(33)
Long-term borrowed funds	71	70	60	53	52	1	1	19	37	201	143	58	41

Total interest expense	202	179	155	136	134	23	13	68	51	536	372	164	44

Net interest income	1,062	1,026	1,005	986	945	36	4	117	12	3,093	2,772	321	12

NONINTEREST INCOME:
Service charges and fees	131	129	125	132	134	2	2	(3)	(2)	385	390	(5)	(1)
Card fees	58	59	60	50	52	(1)	(2)	6	12	177	153	24	16
Capital markets fees	53	51	48	37	36	2	4	17	47	152	99	53	54
Trust and investment services fees	38	39	39	34	37	(1)	(3)	1	3	116	112	4	4
Letter of credit and loan fees	30	31	29	29	28	(1)	(3)	2	7	90	83	7	8
Foreign exchange and interest rate products	24	26	27	31	28	(2)	(8)	(4)	(14)	77	72	5	7
Mortgage banking fees	27	30	23	36	33	(3)	(10)	(6)	(18)	80	76	4	5
Securities gains, net	2	3	4	3	–	(1)	(33)	2	100	9	13	(4)	(31)
Other income	18	2	24	25	87	16	NM	(69)	(79)	44	122	(78)	(64)

Total noninterest income	381	370	379	377	435	11	3	(54)	(12)	1,130	1,120	10	1

TOTAL REVENUE	1,443	1,396	1,384	1,363	1,380	47	3	63	5	4,223	3,892	331	9
Provision for credit losses	72	70	96	102	86	2	3	(14)	(16)	238	267	(29)	(11)
NONINTEREST EXPENSE:
Salaries and employee benefits	436	432	444	420	432	4	1	4	1	1,312	1,289	23	2
Outside services	99	96	91	98	102	3	3	(3)	(3)	286	279	7	3
Occupancy	78	79	82	77	78	(1)	(1)	–	–	239	230	9	4
Equipment expense	65	64	67	69	65	1	2	–	–	196	194	2	1
Amortization of software	45	45	44	44	46	–	–	(1)	(2)	134	126	8	6
Other operating expense	135	148	126	139	144	(13)	(9)	(9)	(6)	409	387	22	6

Total noninterest expense	858	864	854	847	867	(6)	(1)	(9)	(1)	2,576	2,505	71	3

Income before income tax expense	513	462	434	414	427	51	11	86	20	1,409	1,120	289	26
Income tax expense	165	144	114	132	130	21	15	35	27	423	357	66	18

NET INCOME	$348	$318	$320	$282	$297	$30	9%	$51	17%	$986	$763	$223	29%

Net income, Adjusted[1]	$348	$318	$320	$282	$278	$30	9%	$70	25%	$986	$744	$242	33%

Net income available to common stockholders	$341	$318	$313	$282	$290	$23	7%	$51	18%	$972	$749	$223	30%

Net income available to common stockholders, Adjusted[1]	$341	$318	$313	$282	$271	$23	7%	$70	26%	$972	$730	$242	33%

1 These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2017 CHANGE
	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	Jun 30, 2017		Sept 30, 2016
						$	%	$	%
ASSETS:
Cash and due from banks	$781	$904	$882	$955	$915	($123)	(14%)	($134)	(15%)
Interest-bearing cash and due from banks	1,339	3,263	3,111	2,749	2,000	(1,924)	(59)	(661)	(33)
Interest-bearing deposits in banks	287	433	351	439	720	(146)	(34)	(433)	(60)
Securities available for sale, at fair value	19,982	19,257	19,964	19,501	19,425	725	4	557	3
Securities held to maturity	4,823	4,967	4,992	5,071	5,289	(144)	(3)	(466)	(9)
Other investment securities, at fair value	165	97	101	96	113	68	70	52	46
Other investment securities, at cost	772	794	939	942	877	(22)	(3)	(105)	(12)
Loans held for sale, at fair value	500	520	448	583	526	(20)	(4)	(26)	(5)
Other loans held for sale	724	187	221	42	–	537	NM	724	100
Loans and leases	110,151	109,046	108,111	107,669	105,467	1,105	1	4,684	4
Less: Allowance for loan and lease losses	(1,224)	(1,219)	(1,224)	(1,236)	(1,240)	(5)	–	16	1

Net loans and leases	108,927	107,827	106,887	106,433	104,227	1,100	1	4,700	5
Derivative assets[1]	596	408	357	627	1,102	188	46	(506)	(46)
Premises and equipment	618	600	582	601	540	18	3	78	14
Bank-owned life insurance	1,646	1,636	1,623	1,612	1,600	10	1	46	3
Goodwill	6,887	6,887	6,876	6,876	6,876	–	–	11	–
Due from broker	226	530	–	–	–	(304)	(57)	226	100
Other assets	3,083	3,097	2,951	2,993	2,805	(14)	–	278	10

TOTAL ASSETS	$151,356	$151,407	$150,285	$149,520	$147,015	($51)	–%	$4,341	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$28,643	$27,814	$27,713	$28,472	$27,292	$829	3%	$1,351	5%
Interest-bearing	84,592	85,799	84,399	81,332	81,035	(1,207)	(1)	3,557	4

Total deposits	113,235	113,613	112,112	109,804	108,327	(378)	–	4,908	5
Federal funds purchased and securities sold under agreements to repurchase	453	429	1,093	1,148	900	24	6	(447)	(50)
Other short-term borrowed funds	1,505	2,004	2,762	3,211	2,512	(499)	(25)	(1,007)	(40)
Derivative liabilities[1]	242	159	320	659	840	83	52	(598)	(71)
Deferred taxes, net	744	740	744	714	994	4	1	(250)	(25)
Long-term borrowed funds	13,400	13,154	11,780	12,790	11,902	246	2	1,498	13
Other liabilities	1,668	1,244	1,627	1,447	1,359	424	34	309	23

TOTAL LIABILITIES	131,247	131,343	130,438	129,773	126,834	(96)	–	4,413	3
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	–	–	–	–
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	–	–	–	–
Additional paid-in capital	18,768	18,761	18,751	18,722	18,740	7	–	28	–
Retained earnings	3,442	3,191	2,944	2,703	2,483	251	8	959	39
Treasury stock, at cost	(1,773)	(1,548)	(1,418)	(1,263)	(1,108)	(225)	(15)	(665)	(60)
Accumulated other comprehensive loss	(581)	(593)	(683)	(668)	(187)	12	2	(394)	(211)

TOTAL STOCKHOLDERS’ EQUITY	20,109	20,064	19,847	19,747	20,181	45	–	(72)	–

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$151,356	$151,407	$150,285	$149,520	$147,015	($51)	–%	$4,341	3%

Memo: Total tangible common equity	$13,512	$13,463	$13,258	$13,154	$13,576	$49	–%	($64)	–%

1 2017 balances reflect changes in the treatment of variation margin on certain centrally cleared derivatives.

LOANS AND DEPOSITS

(in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2017 CHANGE
	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	Jun 30, 2017		Sept 30, 2016
						$	%	$	%
LOANS AND LEASES:
Commercial	$37,706	$37,329	$37,369	$37,274	$36,449	$377	1%	$1,257	3%
Commercial real estate	11,426	11,213	10,915	10,624	10,152	213	2	1,274	13
Leases	3,249	3,346	3,608	3,753	3,788	(97)	(3)	(539)	(14)

Total commercial	52,381	51,888	51,892	51,651	50,389	493	1	1,992	4

Residential mortgages	16,619	16,082	15,389	15,115	14,602	537	3	2,017	14
Home equity loans	1,483	1,606	1,730	1,858	2,027	(123)	(8)	(544)	(27)
Home equity lines of credit	13,555	13,696	13,812	14,100	14,271	(141)	(1)	(716)	(5)
Home equity loans serviced by others[1]	599	647	698	750	796	(48)	(7)	(197)	(25)
Home equity lines of credit serviced by others[1]	166	182	201	219	238	(16)	(9)	(72)	(30)
Automobile	13,311	13,449	13,636	13,938	14,063	(138)	(1)	(752)	(5)
Education[2]	8,014	7,720	7,242	6,610	5,997	294	4	2,017	34
Credit card	1,754	1,711	1,650	1,691	1,644	43	3	110	7
Other retail	2,269	2,065	1,861	1,737	1,440	204	10	829	58

Total retail	57,770	57,158	56,219	56,018	55,078	612	1	2,692	5

Total loans and leases	$110,151	$109,046	$108,111	$107,669	$105,467	$1,105	1%	$4,684	4%

Loans held for sale	$500	$520	$448	$583	$526	($20)	(4%)	($26)	(5%)
Other loans held for sale	724	187	221	42	–	537	NM	724	100

Loans and leases and loans held for sale	$111,375	$109,753	$108,780	$108,294	$105,993	$1,622	1%	$5,382	5%

DEPOSITS:
Demand	$28,643	$27,814	$27,713	$28,472	$27,292	$829	3%	$1,351	5%
Checking with interest	21,756	22,497	21,913	20,714	20,573	(741)	(3)	1,183	6
Regular savings	9,470	9,542	9,441	8,964	8,797	(72)	(1)	673	8
Money market accounts	37,070	38,275	37,833	38,176	38,258	(1,205)	(3)	(1,188)	(3)
Term deposits	16,296	15,485	15,212	13,478	13,407	811	5	2,889	22

Total deposits	$113,235	$113,613	$112,112	$109,804	$108,327	($378)	–%	$4,908	5%

1 Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE BALANCES						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,663	$2,081	$1,965	$1,979	$2,121	($418)	(20%)	($458)	(22%)	$1,902	$1,915	($13)	(1%)

Taxable investment securities	25,588	25,732	25,789	25,680	24,961	(144)	(1)	627	3	25,702	24,294	1,408	6
Non-taxable investment securities	7	7	7	8	8	–	–	(1)	(13)	7	9	(2)	(22)

Total investment securities	25,595	25,739	25,796	25,688	24,969	(144)	(1)	626	3	25,709	24,303	1,406	6

Investment securities and interest-bearing deposits	27,258	27,820	27,761	27,667	27,090	(562)	(2)	168	1	27,611	26,218	1,393	5

Commercial	37,448	37,846	37,517	36,965	35,986	(398)	(1)	1,462	4	37,603	35,212	2,391	7
Commercial real estate	11,401	11,086	10,821	10,294	9,905	315	3	1,496	15	11,105	9,555	1,550	16
Leases	3,302	3,557	3,696	3,773	3,813	(255)	(7)	(511)	(13)	3,517	3,864	(347)	(9)

Total commercial	52,151	52,489	52,034	51,032	49,704	(338)	(1)	2,447	5	52,225	48,631	3,594	7

Residential mortgages	16,323	15,646	15,285	14,896	14,155	677	4	2,168	15	15,755	13,705	2,050	15
Home equity loans	1,547	1,668	1,793	1,934	2,088	(121)	(7)	(541)	(26)	1,668	2,263	(595)	(26)
Home equity lines of credit	13,608	13,765	13,955	14,188	14,314	(157)	(1)	(706)	(5)	13,775	14,474	(699)	(5)
Home equity loans serviced by others[1]	618	668	719	774	837	(50)	(7)	(219)	(26)	668	898	(230)	(26)
Home equity lines of credit serviced by others[1]	173	188	207	228	256	(15)	(8)	(83)	(32)	189	298	(109)	(37)
Automobile	13,349	13,574	13,772	13,994	14,053	(225)	(2)	(704)	(5)	13,563	13,940	(377)	(3)
Education[2]	7,814	7,490	6,837	6,215	5,750	324	4	2,064	36	7,384	5,338	2,046	38
Credit cards	1,738	1,693	1,665	1,654	1,623	45	3	115	7	1,699	1,608	91	6
Other retail	2,163	1,959	1,798	1,619	1,256	204	10	907	72	1,976	1,177	799	68

Total retail	57,333	56,651	56,031	55,502	54,332	682	1	3,001	6	56,677	53,701	2,976	6

Total loans and leases	109,484	109,140	108,065	106,534	104,036	344	–	5,448	5	108,902	102,332	6,570	6
Loans held for sale, at fair value	503	465	510	551	474	38	8	29	6	492	383	109	28
Other loans held for sale	234	162	74	6	69	72	44	165	239	158	185	(27)	(15)

Interest-earning assets	137,479	137,587	136,410	134,758	131,669	(108)	–	5,810	4	137,163	129,118	8,045	6
Allowance for loan and lease losses	(1,220)	(1,223)	(1,235)	(1,234)	(1,243)	3	–	23	2	(1,226)	(1,225)	(1)	–
Goodwill	6,887	6,882	6,876	6,876	6,876	5	–	11	–	6,882	6,876	6	–
Other noninterest-earning assets	6,866	6,632	6,735	6,915	7,097	234	4	(231)	(3)	6,744	7,026	(282)	(4)

TOTAL ASSETS	$150,012	$149,878	$148,786	$147,315	$144,399	$134	–%	$5,613	4%	$149,563	$141,795	$7,768	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$21,909	$21,751	$20,699	$20,268	$19,997	$158	1%	$1,912	10%	$21,457	$19,001	$2,456	13%
Money market accounts	37,535	36,912	37,874	38,397	37,597	623	2	(62)	–	37,439	36,673	766	2
Regular savings	9,491	9,458	9,110	8,826	8,779	33	–	712	8	9,355	8,646	709	8
Term deposits	15,971	15,148	14,173	13,191	12,806	823	5	3,165	25	15,104	12,530	2,574	21

Total interest-bearing deposits	84,906	83,269	81,856	80,682	79,179	1,637	2	5,727	7	83,355	76,850	6,505	8
Federal funds purchased and securities sold under agreements to repurchase[3]	733	808	882	1,024	910	(75)	(9)	(177)	(19)	807	922	(115)	(12)
Other short-term borrowed funds	1,624	2,275	2,963	3,428	2,564	(651)	(29)	(940)	(37)	2,283	3,133	(850)	(27)
Long-term borrowed funds	12,210	13,647	12,412	10,758	10,905	(1,437)	(11)	1,305	12	12,755	10,375	2,380	23

Total borrowed funds	14,567	16,730	16,257	15,210	14,379	(2,163)	(13)	188	1	15,845	14,430	1,415	10

Total interest-bearing liabilities	99,473	99,999	98,113	95,892	93,558	(526)	(1)	5,915	6	99,200	91,280	7,920	9
Total demand deposits	28,041	27,521	28,098	28,443	27,467	520	2	574	2	27,886	27,362	524	2
Other liabilities	2,523	2,452	2,868	3,088	3,317	71	3	(794)	(24)	2,613	3,191	(578)	(18)

TOTAL LIABILITIES	130,037	129,972	129,079	127,423	124,342	65	–	5,695	5	129,699	121,833	7,866	6

STOCKHOLDERS’ EQUITY	19,975	19,906	19,707	19,892	20,057	69	–	(82)	–	19,864	19,962	(98)	–

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$150,012	$149,878	$148,786	$147,315	$144,399	$134	–%	$5,613	4%	$149,563	$141,795	$7,768	5%

Memo: Total average tangible common equity	$13,376	$13,309	$13,115	$13,291	$13,442	$67	1%	($66)	–%	$13,268	$13,332	($64)	–%

Total deposits (interest-bearing and demand)	$112,947	$110,790	$109,954	$109,125	$106,646	$2,157	2%	$6,301	6%	$111,241	$104,212	$7,029	7%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE ANNUALIZED YIELDS AND RATES	3Q17		2Q17		1Q17		4Q16		3Q16		2017		2016
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	1.14%	$5	0.88%	$5	0.63%	$3	0.43%	$2	0.41%	$2	0.87%	$13	0.40%	$6

Taxable investment securities	2.42	155	2.39	154	2.48	160	2.36	152	2.34	146	2.43	469	2.37	432
Non-taxable investment securities	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–	2.60	–

Total investment securities	2.42	155	2.39	154	2.48	160	2.36	152	2.34	146	2.43	469	2.37	432

Investment securities and interest-bearing deposits		160		159		163		154		148		482		438

Commercial	3.61	344	3.40	326	3.33	312	3.22	304	3.14	290	3.45	982	3.10	832
Commercial real estate	3.69	108	3.47	97	3.21	87	2.98	78	2.82	71	3.46	292	2.75	200
Leases	2.54	21	2.50	22	2.47	23	2.32	22	2.43	23	2.50	66	2.44	71

Total commercial	3.56	473	3.35	445	3.24	422	3.11	404	3.02	384	3.39	1,340	2.98	1,103

Residential mortgages	3.57	146	3.57	140	3.55	136	3.46	129	3.59	127	3.57	422	3.65	375
Home equity loans	5.72	22	5.74	24	5.66	25	5.66	28	5.75	30	5.71	71	5.63	95
Home equity lines of credit	3.93	135	3.68	126	3.43	118	3.21	114	3.20	115	3.68	379	3.16	343
Home equity loans serviced by others[1]	7.04	11	7.12	11	7.02	13	7.18	13	7.24	16	7.06	35	7.09	49
Home equity lines of credit serviced by others[1]	4.05	2	4.24	2	3.75	2	3.17	2	2.47	2	4.00	6	2.21	5
Automobile	3.31	111	3.23	110	3.16	107	3.03	107	2.96	104	3.23	328	2.91	304
Education[2]	5.36	106	5.26	98	5.23	88	5.11	80	5.10	73	5.29	292	5.06	202
Credit cards	10.69	47	10.71	45	11.16	46	11.14	46	11.24	46	10.85	138	11.24	135
Other retail	7.88	43	8.01	39	7.94	35	9.70	40	9.39	29	7.94	117	9.01	79

Total retail	4.32	623	4.21	595	4.11	570	4.01	559	3.98	542	4.21	1,788	3.95	1,587

Total loans and leases	3.96	1,096	3.80	1,040	3.69	992	3.58	963	3.52	926	3.82	3,128	3.49	2,690
Loans held for sale	3.69	5	3.60	4	3.31	4	3.29	5	3.35	4	3.53	13	3.46	10
Other loans held for sale	4.72	3	5.51	2	6.62	1	6.24	–	6.41	1	5.29	6	4.53	6

Total interest-earning assets	3.64	1,264	3.49	1,205	3.42	1,160	3.30	1,122	3.25	1,079	3.52	3,629	3.23	3,144
INTEREST-BEARING LIABILITIES:
Checking with interest	0.43	23	0.36	20	0.26	13	0.21	10	0.20	9	0.35	56	0.17	24
Money market accounts	0.57	54	0.49	45	0.44	41	0.39	39	0.38	35	0.50	140	0.35	95
Regular savings	0.04	1	0.04	1	0.04	1	0.04	–	0.05	2	0.04	3	0.04	3
Term deposits	1.09	45	0.97	36	0.89	31	0.82	27	0.76	25	0.99	112	0.77	72

Total interest-bearing deposits	0.58	123	0.49	102	0.43	86	0.38	76	0.36	71	0.50	311	0.34	194
Federal funds purchased and securities sold under agreements to repurchase[3]	0.50	1	0.37	–	0.24	1	0.23	–	0.24	1	0.36	2	0.22	2
Other short-term borrowed funds	1.55	7	1.23	7	1.05	8	0.81	7	1.54	10	1.23	22	1.38	33
Long-term borrowed funds	2.31	71	2.05	70	1.94	60	1.94	53	1.89	52	2.10	201	1.84	143

Total borrowed funds	2.14	79	1.86	77	1.68	69	1.57	60	1.72	63	1.88	225	1.63	178

Total interest-bearing liabilities	0.80	202	0.72	179	0.64	155	0.57	136	0.57	134	0.72	536	0.54	372
INTEREST RATE SPREAD	2.84		2.77		2.78		2.73		2.68		2.80			2.69
NET INTEREST MARGIN	3.05%		2.97%		2.96%		2.90%		2.84%		3.00%			2.85%
Memo Total deposit costs	0.43%	$123	0.37%	$102	0.32%	$86	0.28%	$76	0.27%	$71	0.37%	$311	0.25%	$194

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

3 Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	THIRD QUARTER 2017				SECOND QUARTER 2017				CHANGE
									3Q17 from 2Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$674	$354	$34	$1,062	$657	$344	$25	$1,026	$36		4%
Noninterest income	227	136	18	381	229	130	11	370	11		3

Total revenue	901	490	52	1,443	886	474	36	1,396	47		3
Noninterest expense	648	195	15	858	644	192	28	864	(6)		(1)

Profit before provision for credit losses	253	295	37	585	242	282	8	532	53		10
Provision for credit losses	65	–	7	72	60	1	9	70	2		3

Income (loss) before income tax expense (benefit)	188	295	30	513	182	281	(1)	462	51		11
Income tax expense (benefit)	66	94	5	165	64	94	(14)	144	21		15

Net income	$122	$201	$25	$348	$118	$187	$13	$318	$30		9%

Average Balances
Total assets	$60,012	$49,833	$40,167	$150,012	$59,244	$49,731	$40,903	$149,878	$134		–%
Total loans and leases[2]	58,679	48,746	2,796	110,221	57,922	48,772	3,073	109,767	454		–
Deposits	75,085	30,751	7,111	112,947	75,107	28,744	6,939	110,790	2,157		2
Interest-earning assets	58,729	48,875	29,875	137,479	57,973	48,923	30,691	137,587	(108)		–
Key Metrics
Net interest margin	4.55%	2.88%	NM	3.05%	4.54%	2.82%	NM	2.97%	8	bps
Efficiency ratio	71.88	39.39	NM	59.41	72.64	40.48	NM	61.94	(253	) bps
Loans-to-deposits ratio (period-end balances)[2]	78.59	160.45	NM	98.36	77.16	158.39	NM	96.60	176	bps
Loans-to-deposits ratio (average balances)[2]	78.15	158.52	NM	97.59	77.12	169.68	NM	99.08	(149)	bps
Return on average total tangible assets	0.81	1.60	NM	0.96	0.80	1.51	NM	0.89	7	bps
Return on average tangible common equity[3]	8.72	14.06	NM	10.13	8.57	13.37	NM	9.57	56	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	THIRD QUARTER 2017				THIRD QUARTER 2016				CHANGE
									3Q17 from 3Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$674	$354	$34	$1,062	$621	$327	($3)	$945	$117		12%
Noninterest income	227	136	18	381	229	123	83	435	(54)		(12)

Total revenue	901	490	52	1,443	850	450	80	1,380	63		5
Noninterest expense	648	195	15	858	650	181	36	867	(9)		(1)

Profit before provision for credit losses	253	295	37	585	200	269	44	513	72		14
Provision for credit losses	65	–	7	72	57	19	10	86	(14)		(16)

Income before income tax expense (benefit)	188	295	30	513	143	250	34	427	86		20
Income tax expense (benefit)	66	94	5	165	51	88	(9)	130	35		27

Net income	$122	$201	$25	$348	$92	$162	$43	$297	$51		17%

Average Balances
Total assets	$60,012	$49,833	$40,167	$150,012	$56,689	$47,902	$39,808	$144,399	$5,613		4%
Total loans and leases[2]	58,679	48,746	2,796	110,221	55,376	46,611	2,592	104,579	5,642		5
Deposits	75,085	30,751	7,111	112,947	72,141	27,847	6,658	106,646	6,301		6
Interest-earning assets	58,729	48,875	29,875	137,479	55,423	46,666	29,580	131,669	5,810		4
Key Metrics
Net interest margin	4.55%	2.88%	NM	3.05%	4.46%	2.79%	NM	2.84%	21	bps
Efficiency ratio	71.88	39.39	NM	59.41	76.46	40.21	NM	62.88	(347	) bps
Loans-to-deposits ratio (period-end balances)[2]	78.59	160.45	NM	98.36	77.22	161.45	NM	97.85	51	bps
Loans-to-deposits ratio (average balances)[2]	78.15	158.52	NM	97.59	76.76	167.38	NM	98.06	(47	) bps
Return on average total tangible assets	0.81	1.60	NM	0.96	0.64	1.35	NM	0.86	10	bps
Return on average tangible common equity[3]	8.72	14.06	NM	10.13	7.04	12.50	NM	8.58	155	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	NINE MONTHS ENDED SEPT 30, 2017				NINE MONTHS ENDED SEPT 30, 2016				CHANGE
									2017 from 2016
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$1,969	$1,044	$80	$3,093	$1,804	$941	$27	$2,772	$321		12%
Noninterest income	676	400	54	1,130	656	344	120	1,120	10		1

Total revenue	2,645	1,444	134	4,223	2,460	1,285	147	3,892	331		9
Noninterest expense	1,939	577	60	2,576	1,898	554	53	2,505	71		3

Profit before provision for credit losses	706	867	74	1,647	562	731	94	1,387	260		19
Provision for credit losses	189	20	29	238	169	27	71	267	(29)		(11)

Income before income tax expense	517	847	45	1,409	393	704	23	1,120	289		26
Income tax expense	182	279	(38)	423	140	245	(28)	357	66		18

Net income	$335	$568	$83	$986	$253	$459	$51	$763	$223		29%

Average Balances
Total assets	$59,310	$49,604	$40,649	$149,563	$55,825	$46,869	$39,101	$141,795	$7,768		5%
Total loans and leases[2]	57,975	48,560	3,017	109,552	54,494	45,532	2,874	102,900	6,652		6
Deposits	74,778	29,496	6,967	111,241	71,627	25,938	6,647	104,212	7,029		7
Interest-earning assets	58,026	48,696	30,441	137,163	54,542	45,611	28,965	129,118	8,045		6
Key Metrics
Net interest margin	4.54%	2.87%	NM	3.00%	4.42%	2.76%	NM	2.85%	15	bps
Efficiency ratio	73.28	39.89	NM	60.99	77.15	43.15	NM	64.36	(337	) bps
Loans-to-deposits ratio (period-end balances)[2]	78.59	160.45	NM	98.36	77.22	161.45	NM	97.85	51	bps
Loans-to-deposits ratio (average balances)[2]	77.53	164.63	NM	98.48	76.08	175.54	NM	98.74	(26	) bps
Return on average total tangible assets	0.76	1.53	NM	0.92	0.60	1.31	NM	0.75	17	bps
Return on average tangible common equity[3]	8.13	13.54	NM	9.80	6.58	12.27	NM	7.51	229	bps

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

2 Includes loans and leases held for sale.

3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
CONSUMER BANKING						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$674	$657	$638	$639	$621	$17	3%	$53	9%	$1,969	$1,804	$165	9%
Noninterest income	227	229	220	227	229	(2)	(1)	(2)	(1)	676	656	20	3

Total revenue	901	886	858	866	850	15	2	51	6	2,645	2,460	185	8
Noninterest expense	648	644	647	649	650	4	1	(2)	–	1,939	1,898	41	2

Profit before provision for credit losses	253	242	211	217	200	11	5	53	27	706	562	144	26
Provision for credit losses	65	60	64	74	57	5	8	8	14	189	169	20	12

Income before income tax expense	188	182	147	143	143	6	3	45	31	517	393	124	32
Income tax expense	66	64	52	51	51	2	3	15	29	182	140	42	30

Net income	$122	$118	$95	$92	$92	$4	3%	$30	33%	$335	$253	$82	32%

Average Balances
Total assets	$60,012	$59,244	$58,660	$58,066	$56,689	$768	1%	$3,323	6%	$59,310	$55,825	$3,485	6%
Total loans and leases[1]	58,679	57,922	57,309	56,711	55,376	757	1	3,303	6	57,975	54,494	3,481	6
Deposits	75,085	75,107	74,133	73,124	72,141	(22)	–	2,944	4	74,778	71,627	3,151	4
Interest-earning assets	58,729	57,973	57,361	56,764	55,423	756	1	3,306	6	58,026	54,542	3,484	6
Key Metrics
Net interest margin	4.55%	4.54%	4.51%	4.47%	4.46%	1 bps		9 bps		4.54%	4.42%	12 bps
Efficiency ratio	71.88	72.64	75.41	74.90	76.46	(76) bps		(458) bps		73.28	77.15	(387) bps
Loans-to-deposits ratio (period-end balances)[1]	78.59	77.16	75.66	77.33	77.22	143 bps		137 bps		78.59	77.22	137 bps
Loans-to-deposits ratio (average balances)[1]	78.15	77.12	77.31	77.55	76.76	103 bps		139 bps		77.53	76.08	145 bps
Return on average total tangible assets	0.81	0.80	0.66	0.63	0.64	1 bps		17 bps		0.76	0.60	16 bps
Return on average tangible common equity[2]	8.72	8.57	7.06	6.97	7.04	15 bps		168 bps		8.13	6.58	155 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
COMMERCIAL BANKING						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$354	$344	$346	$347	$327	$10	3%	$27	8%	$1,044	$941	$103	11%
Noninterest income	136	130	134	122	123	6	5	13	11	400	344	56	16

Total revenue	490	474	480	469	450	16	3	40	9	1,444	1,285	159	12
Noninterest expense	195	192	190	187	181	3	2	14	8	577	554	23	4

Profit before provision for credit losses	295	282	290	282	269	13	5	26	10	867	731	136	19
Provision for credit losses	–	1	19	20	19	(1)	(100)	(19)	(100)	20	27	(7)	(26)

Income before income tax expense	295	281	271	262	250	14	5	45	18	847	704	143	20
Income tax expense	94	94	91	90	88	–	–	6	7	279	245	34	14

Net income	$201	$187	$180	$172	$162	$14	7%	$39	24%	$568	$459	$109	24%

Average Balances
Total assets	$49,833	$49,731	$49,243	$48,024	$47,902	$102	–%	$1,931	4%	$49,604	$46,869	$2,735	6%
Total loans and leases[1]	48,746	48,772	48,154	47,010	46,611	(26)	–	2,135	5	48,560	45,532	3,028	7
Deposits	30,751	28,744	28,973	29,410	27,847	2,007	7	2,904	10	29,496	25,938	3,558	14
Interest-earning assets	48,875	48,923	48,283	47,070	46,666	(48)	–	2,209	5	48,696	45,611	3,085	7
Key Metrics
Net interest margin	2.88%	2.82%	2.91%	2.93%	2.79%	6 bps		9 bps		2.87%	2.76%	11 bps
Efficiency ratio	39.39	40.48	39.80	39.83	40.21	(109) bps		(82) bps		39.89	43.15	(326) bps
Loans-to-deposits ratio (period-end balances)[1]	160.45	158.39	165.09	166.25	161.45	206 bps		(100) bps		160.45	161.45	(100) bps
Loans-to-deposits ratio (average balances)[1]	158.52	169.68	166.20	159.84	167.38	(1,116) bps		(886) bps		164.63	175.54	(1,091) bps
Return on average total tangible assets	1.60	1.51	1.48	1.42	1.35	9 bps		25 bps		1.53	1.31	22 bps
Return on average tangible common equity[2]	14.06	13.37	13.18	12.94	12.50	69 bps		156 bps		13.54	12.27	127 bps

1 Includes loans and leases held for sale.

2 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
OTHER[1]						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$34	$25	$21	$–	($3)	$9	36%	$37	NM	$80	$27	$53	196%
Noninterest income	18	11	25	28	83	7	64	(65)	(78)	54	120	(66)	(55)

Total revenue	52	36	46	28	80	16	44	(28)	(35)	134	147	(13)	(9)
Noninterest expense	15	28	17	11	36	(13)	(46)	(21)	(58)	60	53	7	13

Profit before provision for credit losses	37	8	29	17	44	29	NM	(7)	(16)	74	94	(20)	(21)
Provision for credit losses	7	9	13	8	10	(2)	(22)	(3)	(30)	29	71	(42)	(59)

Income (loss) before income tax expense (benefit)	30	(1)	16	9	34	31	NM	(4)	(12)	45	23	22	96
Income tax expense (benefit)	5	(14)	(29)	(9)	(9)	19	136	14	156	(38)	(28)	(10)	(36)

Net income	$25	$13	$45	$18	$43	$12	92%	($18)	(42%)	$83	$51	$32	63%

Average Balances
Total assets	$40,167	$40,903	$40,883	$41,225	$39,808	($736)	(2%)	$359	1%	$40,649	$39,101	$1,548	4%
Total loans and leases	2,796	3,073	3,186	3,370	2,592	(277)	(9)	204	8	3,017	2,874	143	5
Deposits	7,111	6,939	6,848	6,591	6,658	172	2	453	7	6,967	6,647	320	5
Interest-earning assets	29,875	30,691	30,766	30,924	29,580	(816)	(3)	295	1	30,441	28,965	1,476	5

1 Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
CONSOLIDATED						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$/bps	%	$/bps	%			$/bps	%
Net interest income	$1,062	$1,026	$1,005	$986	$945	$36	4%	$117	12%	$3,093	$2,772	$321	12%
Noninterest income	381	370	379	377	435	11	3	(54)	(12)	1,130	1,120	10	1

Total revenue	1,443	1,396	1,384	1,363	1,380	47	3	63	5	4,223	3,892	331	9
Noninterest expense	858	864	854	847	867	(6)	(1)	(9)	(1)	2,576	2,505	71	3

Profit before provision for credit losses	585	532	530	516	513	53	10	72	14	1,647	1,387	260	19
Provision for credit losses	72	70	96	102	86	2	3	(14)	(16)	238	267	(29)	(11)

Income before income tax expense	513	462	434	414	427	51	11	86	20	1,409	1,120	289	26
Income tax expense	165	144	114	132	130	21	15	35	27	423	357	66	18

Net income	$348	$318	$320	$282	$297	$30	9%	$51	17%	$986	$763	$223	29%

Average Balances
Total assets	$150,012	$149,878	$148,786	$147,315	$144,399	$134	–%	$5,613	4%	$149,563	$141,795	$7,768	5%
Total loans and leases[1]	110,221	109,767	108,649	107,091	104,579	454	–	5,642	5	109,552	102,900	6,652	6
Deposits	112,947	110,790	109,954	109,125	106,646	2,157	2	6,301	6	111,241	104,212	7,029	7
Interest-earning assets	137,479	137,587	136,410	134,758	131,669	(108)	–	5,810	4	137,163	129,118	8,045	6
Key Metrics
Net interest margin	3.05%	2.97%	2.96%	2.90%	2.84%	8 bps		21 bps		3.00%	2.85%	15 bps
Efficiency ratio	59.41	61.94	61.68	62.18	62.88	(253) bps		(347) bps		60.99	64.36	(337) bps
Loans-to-deposits ratio (period-end balances)[1]	98.36	96.60	97.03	98.62	97.85	176 bps		51 bps		98.36	97.85	51 bps
Loans-to-deposits ratio (average balances)[1]	97.59	99.08	98.81	98.14	98.06	(149) bps		(47) bps		98.48	98.74	(26) bps
Return on average total tangible assets	0.96	0.89	0.91	0.79	0.86	7 bps		10 bps		0.92	0.75	17 bps
Return on average tangible common equity	10.13	9.57	9.68	8.43	8.58	56 bps		155 bps		9.80	7.51	229 bps

1 Includes loans and leases held for sale.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					SEPT 30, 2017 CHANGE
	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	JUNE 30, 2017		SEPT 30, 2016
						$	%	$	%
CREDIT EXPOSURE:
Loans and leases:
Commercial	$37,706	$37,329	$37,369	$37,274	$36,449	$377	1%	$1,257	3%
Commercial real estate	11,426	11,213	10,915	10,624	10,152	213	2	1,274	13
Leases	3,249	3,346	3,608	3,753	3,788	(97)	(3)	(539)	(14)

Total commercial	52,381	51,888	51,892	51,651	50,389	493	1	1,992	4
Residential mortgages	16,619	16,082	15,389	15,115	14,602	537	3	2,017	14
Home equity loans	1,483	1,606	1,730	1,858	2,027	(123)	(8)	(544)	(27)
Home equity lines of credit	13,555	13,696	13,812	14,100	14,271	(141)	(1)	(716)	(5)
Home equity loans serviced by others[1]	599	647	698	750	796	(48)	(7)	(197)	(25)
Home equity lines of credit serviced by others[1]	166	182	201	219	238	(16)	(9)	(72)	(30)
Automobile	13,311	13,449	13,636	13,938	14,063	(138)	(1)	(752)	(5)
Education[2]	8,014	7,720	7,242	6,610	5,997	294	4	2,017	34
Credit card	1,754	1,711	1,650	1,691	1,644	43	3	110	7
Other retail	2,269	2,065	1,861	1,737	1,440	204	10	829	58

Total retail	57,770	57,158	56,219	56,018	55,078	612	1	2,692	5

Total loans and leases	110,151	109,046	108,111	107,669	105,467	1,105	1	4,684	4
Derivative receivable:
Derivative receivable - commercial[3]	588	399	346	621	1,084	189	47	(496)	(46)
Derivative receivable - retail	8	9	11	6	18	(1)	(11)	(10)	(56)

Total derivative receivable	596	408	357	627	1,102	188	46	(506)	(46)

Total credit-related assets	110,747	109,454	108,468	108,296	106,569	1,293	1	4,178	4
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	34,871	34,962	34,650	34,005	32,991	(91)	–	1,880	6
Financial standby letters of credit	2,080	2,053	1,912	1,892	1,980	27	1	100	5
Performance letters of credit	42	41	48	40	40	1	2	2	5
Commercial letters of credit	68	66	43	43	55	2	3	13	24
Marketing rights	41	42	44	44	44	(1)	(2)	(3)	(7)
Risk participation agreements	20	22	19	19	51	(2)	(9)	(31)	(61)

Total commercial lending-related arrangements	37,122	37,186	36,716	36,043	35,161	(64)	–	1,961	6
Undrawn commitments to extend credit - retail	27,063	27,026	28,160	26,867	27,134	37	–	(71)	–
Residential mortgage loans sold with recourse	7	8	8	8	9	(1)	(13)	(2)	(22)

Total retail lending-related arrangements	27,070	27,034	28,168	26,875	27,143	36	–	(73)	–

Total lending-related arrangements	64,192	64,220	64,884	62,918	62,304	(28)	–	1,888	3

Total credit exposure	$174,939	$173,674	$173,352	$171,214	$168,873	$1,265	1%	$6,066	4%

Memo: Total credit exposure by product category
Commercial exposure	$90,091	$89,473	$88,954	$88,315	$86,634	$618	1%	$3,457	4%
Retail exposure	84,848	84,201	84,398	82,899	82,239	647	1	2,609	3

Total credit exposure	$174,939	$173,674	$173,352	$171,214	$168,873	$1,265	1%	$6,066	4%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed to “education” loans.

3 2017 balances reflect changes in the treatment of variation margin on certain centrally cleared derivatives.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					SEPT 30, 2017 CHANGE
	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2017			Sept 30, 2016
						$/bps		%	$/bps		%
NONPERFORMING ASSETS:
Commercial	$297	$376	$367	$322	$334	($79)		(21%)	($37)		(11%)
Commercial real estate	28	38	46	50	62	(10)		(26)	(34)		(55)
Leases	–	–	–	15	–	–		–	–		–

Total commercial	325	414	413	387	396	(89)		(21)	(71)		(18)
Residential mortgages	124	135	142	144	170	(11)		(8)	(46)		(27)
Home equity loans	76	81	89	98	105	(5)		(6)	(29)		(28)
Home equity lines of credit	236	235	238	243	249	1		–	(13)		(5)
Home equity loans serviced by others[1]	26	27	29	32	32	(1)		(4)	(6)		(19)
Home equity lines of credit serviced by others[1]	21	25	30	33	42	(4)		(16)	(21)		(50)
Automobile	66	55	52	50	55	11		20	11		20
Education[2]	38	35	38	38	38	3		9	–		–
Credit card	15	15	16	16	16	–		–	(1)		(6)
Other retail	5	3	3	4	4	2		67	1		25

Total retail	607	611	637	658	711	(4)		(1)	(104)		(15)

Nonperforming loans and leases	932	1,025	1,050	1,045	1,107	(93)		(9)	(175)		(16)

Memo: Accruing loans past due 90 days or more not included above	$30	$24	$26	$26	$24	$6		25	$6		25

Commercial	$–	$–	$–	$–	$–	$–		–%	$–		–%
Retail	37	37	45	49	49	–		–	(12)		(24)

Other nonperforming assets	37	37	45	49	49	–		–	(12)		(24)

Nonperforming assets	$969	$1,062	$1,095	$1,094	$1,156	($93)		(9%)	($187)		(16%)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$325	$414	$413	$387	$396	($89)		(21%)	($71)		(18%)
Retail	644	648	682	707	760	(4)		(1)	(116)		(15)

Nonperforming assets	$969	$1,062	$1,095	$1,094	$1,156	($93)		(9%)	($187)		(16%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.11%	1.12%	1.13%	1.15%	1.18%	(1	) bps		(7	) bps
Allowance for loan and lease losses to nonperforming loans and leases	131.35	118.98	116.60	118.32	112.03	1,237	bps		1,932	bps
Nonperforming loans and leases to loans and leases	0.85	0.94	0.97	0.97	1.05	(9	) bps		(20	) bps
Nonperforming assets to total assets	0.64	0.70	0.73	0.73	0.79	(6	) bps		(15	) bps

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$3	$24	$20	$19	$20	($21)	(88%)	($17)	(85%)	$47	$37	$10	27%
Commercial real estate	9	–	4	1	10	9	100	(1)	(10)	13	13	–	–
Leases	–	–	–	6	3	–	–	(3)	(100)	–	3	(3)	(100)

Total commercial	12	24	24	26	33	(12)	(50)	(21)	(64)	60	53	7	13
Residential mortgages	3	3	3	6	4	–	–	(1)	(25)	9	15	(6)	(40)
Home equity loans	4	3	2	3	7	1	33	(3)	(43)	9	13	(4)	(31)
Home equity lines of credit	8	9	10	10	9	(1)	(11)	(1)	(11)	27	33	(6)	(18)
Home equity loans serviced by others[1]	3	4	5	9	9	(1)	(25)	(6)	(67)	12	29	(17)	(59)
Home equity lines of credit serviced by others[1]	1	1	3	2	3	–	–	(2)	(67)	5	10	(5)	(50)
Automobile	46	41	44	50	39	5	12	7	18	131	110	21	19
Education[2]	13	14	13	16	11	(1)	(7)	2	18	40	36	4	11
Credit card	15	15	16	15	14	–	–	1	7	46	43	3	7
Other retail	15	14	13	15	16	1	7	(1)	(6)	42	42	–	–

Total retail	108	104	109	126	112	4	4	(4)	(4)	321	331	(10)	(3)

Total gross charge-offs	$120	$128	$133	$152	$145	($8)	(6%)	($25)	(17%)	$381	$384	($3)	(1%)

GROSS RECOVERIES:
Commercial	$12	$7	$5	$8	$5	$5	71%	$7	140%	$24	$13	$11	85%
Commercial real estate	–	3	–	2	9	(3)	(100)	(9)	(100)	3	10	(7)	(70)
Leases	–	–	–	–	–	–	–	–	–	–	–	–	–

Total commercial	12	10	5	10	14	2	20	(2)	(14)	27	23	4	17
Residential mortgages	2	2	1	2	2	–	–	–	–	5	7	(2)	(29)
Home equity loans	4	3	3	3	10	1	33	(6)	(60)	10	15	(5)	(33)
Home equity lines of credit	4	4	4	4	7	–	–	(3)	(43)	12	14	(2)	(14)
Home equity loans serviced by others[1]	5	5	4	4	5	–	–	–	–	14	15	(1)	(7)
Home equity lines of credit serviced by others[1]	2	2	2	1	2	–	–	–	–	6	5	1	20
Automobile	18	19	18	16	15	(1)	(5)	3	20	55	49	6	12
Education[2]	3	3	4	2	3	–	–	–	–	10	9	1	11
Credit card	2	2	2	2	2	–	–	–	–	6	6	–	–
Other retail	3	3	3	4	2	–	–	1	50	9	10	(1)	(10)

Total retail	43	43	41	38	48	–	–	(5)	(10)	127	130	(3)	(2)

Total gross recoveries	$55	$53	$46	$48	$62	$2	4%	($7)	(11%)	$154	$153	$1	1%

NET CHARGE-OFFS (RECOVERIES):
Commercial	($9)	$17	$15	$11	$15	($26)	(153%)	($24)	(160%)	$23	$24	($1)	(4%)
Commercial real estate	9	(3)	4	(1)	1	12	NM	8	NM	10	3	7	233
Leases	–	–	–	6	3	–	–	(3)	(100)	–	3	(3)	(100)

Total commercial	–	14	19	16	19	(14)	(100)	(19)	(100)	33	30	3	10
Residential mortgages	1	1	2	4	2	–	–	(1)	(50)	4	8	(4)	(50)
Home equity loans	–	–	(1)	–	(3)	–	–	3	100	(1)	(2)	1	50
Home equity lines of credit	4	5	6	6	2	(1)	(20)	2	100	15	19	(4)	(21)
Home equity loans serviced by others[1]	(2)	(1)	1	5	4	(1)	(100)	(6)	(150)	(2)	14	(16)	(114)
Home equity lines of credit serviced by others[1]	(1)	(1)	1	1	1	–	–	(2)	(200)	(1)	5	(6)	(120)
Automobile	28	22	26	34	24	6	27	4	17	76	61	15	25
Education[2]	10	11	9	14	8	(1)	(9)	2	25	30	27	3	11
Credit card	13	13	14	13	12	–	–	1	8	40	37	3	8
Other retail	12	11	10	11	14	1	9	(2)	(14)	33	32	1	3

Total retail	65	61	68	88	64	4	7	1	2	194	201	(7)	(3)

Total net charge-offs (recoveries)	$65	$75	$87	$104	$83	($10)	(13%)	($18)	(22%)	$227	$231	($4)	(2%)

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17			3Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES

Commercial	(0.09%)	0.17%	0.17%	0.13%	0.16%	(26	) bps		(25	) bps		0.08%	0.09%	(1	) bps

Commercial real estate	0.33	(0.10)	0.14	(0.08)	0.05	43	bps		28	bps		0.12	0.05	7	bps

Leases	–	–	–	0.65	0.30	–	bps		(30	) bps		–	0.10	(10	) bps

Total commercial	0.01	0.10	0.15	0.13	0.15	(9	) bps		(14	) bps		0.09	0.08	1	bps

Residential mortgages	0.03	0.02	0.06	0.10	0.05	1	bps		(2	) bps		0.03	0.07	(4	) bps

Home equity loans	(0.05)	0.07	(0.21)	(0.02)	(0.36)	(12	) bps		31	bps		(0.07)	(0.09)	2	bps

Home equity lines of credit	0.12	0.16	0.17	0.19	0.07	(4	) bps		5	bps		0.15	0.17	(2	) bps

Home equity loans serviced by others[1]	(0.99)	(0.58)	0.37	2.36	1.88	(41	) bps		(287	) bps		(0.37)	2.13	(250	) bps

Home equity lines of credit serviced by others[1]	(2.51)	(1.87)	2.25	2.34	1.84	(64	) bps		(435	) bps		(0.59)	2.10	(269	) bps

Automobile	0.83	0.65	0.77	0.96	0.69	18	bps		14	bps		0.75	0.59	16	bps

Education[2]	0.48	0.56	0.55	0.86	0.59	(8	) bps		(11	) bps		0.53	0.68	(15	) bps

Credit card	2.93	3.20	3.36	3.15	2.84	(27	) bps		9	bps		3.16	3.03	13	bps

Other retail	2.13	2.29	2.30	2.61	3.74	(16	) bps		(161	) bps		2.23	3.63	(140	) bps

Total retail	0.44	0.44	0.49	0.63	0.47	–	bps		(3	) bps		0.46	0.50	(4	) bps

Total loans and leases	0.24%	0.28%	0.33%	0.39%	0.32%	(4	) bps		(8	) bps		0.28%	0.30%	(2	) bps

Memo: Average loans:

Commercial	$37,448	$37,846	$37,517	$36,965	$35,986	($398)		(1%)	$1,462		4%	37,603	$35,212	$2,391		7%

Commercial real estate	11,401	11,086	10,821	10,294	9,905	315		3	1,496		15	11,105	9,555	1,550		16

Leases	3,302	3,557	3,696	3,773	3,813	(255)		(7)	(511)		(13)	3,517	3,864	(347)		(9)

Total commercial	52,151	52,489	52,034	51,032	49,704	(338)		(1)	2,447		5	52,225	48,631	3,594		7

Residential mortgages	16,323	15,646	15,285	14,896	14,155	677		4	2,168		15	15,755	13,705	2,050		15

Home equity loans	1,547	1,668	1,793	1,934	2,088	(121)		(7)	(541)		(26)	1,668	2,263	(595)		(26)

Home equity lines of credit	13,608	13,765	13,955	14,188	14,314	(157)		(1)	(706)		(5)	13,775	14,474	(699)		(5)

Home equity loans serviced by others[1]	618	668	719	774	837	(50)		(7)	(219)		(26)	668	898	(230)		(26)

Home equity lines of credit serviced by others[1]	173	188	207	228	256	(15)		(8)	(83)		(32)	189	298	(109)		(37)

Automobile	13,349	13,574	13,772	13,994	14,053	(225)		(2)	(704)		(5)	13,563	13,940	(377)		(3)

Education[2]	7,814	7,490	6,837	6,215	5,750	324		4	2,064		36	7,384	5,338	2,046		38

Credit card	1,738	1,693	1,665	1,654	1,623	45		3	115		7	1,699	1,608	91		6

Other retail	2,163	1,959	1,798	1,619	1,256	204		10	907		72	1,976	1,177	799		68

Total retail	57,333	56,651	56,031	55,502	54,332	682		1	3,001		6	56,677	53,701	2,976		6

Total loans and leases	$109,484	$109,140	$108,065	$106,534	$104,036	$344		–%	$5,448		5%	$108,902	$102,332	$6,570		6%

1 Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

2 During first quarter 2017, student loans were renamed “education” loans.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,219	$1,224	$1,236	$1,240	$1,246	($5)	–%	($27)	(2%)	$1,236	$1,216	$20	2%
Charge-offs:
Commercial	12	24	24	26	33	(12)	(50)	(21)	(64)	60	53	7	13
Retail	108	104	109	126	112	4	4	(4)	(4)	321	331	(10)	(3)

Total charge-offs	120	128	133	152	145	(8)	(6)	(25)	(17)	381	384	(3)	(1)
Recoveries:
Commercial	12	10	5	10	14	2	20	(2)	(14)	27	23	4	17
Retail	43	43	41	38	48	–	–	(5)	(10)	127	130	(3)	(2)

Total recoveries	55	53	46	48	62	2	4	(7)	(11)	154	153	1	1

Net charge-offs	65	75	87	104	83	(10)	(13)	(18)	(22)	227	231	(4)	(2)
Provision for loan and lease losses:
Commercial	24	(25)	9	24	(2)	49	196	26	NM	8	89	(81)	(91)
Retail	46	95	66	76	79	(49)	(52)	(33)	(42)	207	166	41	25

Total provision for loan and lease losses	70	70	75	100	77	–	–	(7)	(9)	215	255	(40)	(16)

Allowance for loan and lease losses - ending	$1,224	$1,219	$1,224	$1,236	$1,240	$5	–%	($16)	(1%)	$1,224	$1,240	($16)	(1%)

Reserve for unfunded lending commitments - beginning	$93	$93	$72	$70	$61	$–	–%	$32	52%	$72	$58	$14	24%
Provision for unfunded lending commitments	2	–	21	2	9	2	100	(7)	(78)	23	12	11	92

Reserve for unfunded lending commitments - ending	$95	$93	$93	$72	$70	$2	2%	$25	36%	$95	$70	$25	36%

Total allowance for credit losses - ending	$1,319	$1,312	$1,317	$1,308	$1,310	$7	1%	$9	1%	$1,319	$1,310	$9	1%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPT 30,
						SEPT 30, 2017 CHANGE						2017 Change
	Sept 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2016	Sept 30, 2016	June 30, 2017		Sept 30, 2016		2017	2016	2016
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$14,093	$14,057	$13,941	$13,822	$13,763	$36	–%	$330	2%
Tier 1 capital	14,340	14,304	14,188	14,069	14,010	36	–	330	2
Total capital	17,560	17,586	17,475	17,347	17,290	(26)	–	270	2
Risk-weighted assets	127,203	125,774	124,881	123,857	121,612	1,429	1	5,591	5
Adjusted average assets[2]	144,500	144,404	143,430	141,677	138,425	96	–	6,075	4
CET1 capital ratio	11.1%	11.2%	11.2%	11.2%	11.3%
Tier 1 capital ratio	11.3	11.4	11.4	11.4	11.5
Total capital ratio	13.8	14.0	14.0	14.0	14.2
Tier 1 leverage ratio	9.9	9.9	9.9	9.9	10.1
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.1	11.2	11.1	11.1	11.3
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,862	$19,817	$19,600	$19,499	$19,934	$45	–%	($72)	–%	$19,862	$19,934	($72)	–%
Less: Goodwill	6,887	6,887	6,876	6,876	6,876	–	–	11	–	6,887	6,876	11	–
Less: Other intangible assets	2	2	–	1	1	–	–	1	100	2	1	1	100
Add: Deferred tax liabilities[3]	539	535	534	532	519	4	1	20	4	539	519	20	4

Total tangible common equity	$13,512	$13,463	$13,258	$13,154	$13,576	$49	–%	($64)	–%	$13,512	$13,576	($64)	–%

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,728	$19,659	$19,460	$19,645	$19,810	$69	–%	($82)	–%	$19,617	$19,715	($98)	–%
Less: Goodwill	6,887	6,882	6,876	6,876	6,876	5	–	11	–	6,882	6,876	6	–
Less: Other intangible assets	2	2	–	1	1	–	–	1	100	2	2	–	–
Add: Deferred tax liabilities[3]	537	534	531	523	509	3	1	28	6	535	495	40	8

Total tangible common equity	$13,376	$13,309	$13,115	$13,291	$13,442	$67	1%	($66)	–%	$13,268	$13,332	($64)	–%

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,887	$6,887	$6,876	$6,876	$6,876	$–	–%	$11	–%	$6,887	$6,876	$11	–%
Other intangible assets	2	2	–	1	1	–	–	1	100	2	1	1	100

Total intangible assets	$6,889	$6,889	$6,876	$6,877	$6,877	$–	—%	$12	–%	$6,889	$6,877	$12	–%

1 U.S. Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the U.S. Basel III standardized transitional approach. U.S. Basel III ratios assume that certain definitions impacting qualifying U.S.Basel III capital will phase in through 2019.

2 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

3 Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q17 Change						2017 Change
		3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
							$	%	$	%			$	%
Noninterest income, Adjusted:
Noninterest income (GAAP)		$381	$370	$379	$377	$435	$11	3%	($54)	(12%)	$1,130	$1,120	$10	1%
Less: Notable items		–	–	–	–	67	–	–	(67)	(100)	–	67	(67)	(100)

Noninterest income, Adjusted (non-GAAP)		$381	$370	$379	$377	$368	$11	3%	$13	4%	$1,130	$1,053	$77	7%

Total revenue, Adjusted:
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$47	3%	$63	5%	$4,223	$3,892	$331	9%
Less: Notable items		–	–	–	–	67	–	–	(67)	(100)	–	67	(67)	(100)

Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,396	$1,384	$1,363	$1,313	$47	3%	$130	10%	$4,223	$3,825	$398	10%

Noninterest expense, Adjusted:
Noninterest expense (GAAP)	C	$858	$864	$854	$847	$867	($6)	(1%)	($9)	(1%)	$2,576	$2,505	$71	3%
Less: Notable items		–	–	–	–	36	–	–	(36)	(100)	–	36	(36)	(100)

Noninterest expense, Adjusted (non-GAAP)	D	$858	$864	$854	$847	$831	($6)	(1%)	$27	3%	$2,576	$2,469	$107	4%

Pre-provision profit:
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$47	3%	$63	5%	$4,223	$3,892	$331	9%
Less: Noninterest expense (GAAP)	C	858	864	854	847	867	(6)	(1)	(9)	(1)	2,576	2,505	71	3

Pre-provision profit (GAAP)		$585	$532	$530	$516	$513	$53	10%	$72	14%	$1,647	$1,387	$260	19%

Pre-provision profit, Adjusted:
Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,396	$1,384	$1,363	$1,313	$47	3%	$130	10%	$4,223	$3,825	$398	10%
Less: Noninterest expense, Adjusted (non-GAAP)	D	858	864	854	847	831	(6)	(1)	27	3	2,576	2,469	107	4

Pre-provision profit, Adjusted (non-GAAP)		$585	$532	$530	$516	$482	$53	10%	$103	21%	$1,647	$1,356	$291	21%

Income before income tax expense, Adjusted:
Income before income tax expense (GAAP)		$513	$462	$434	$414	$427	$51	11%	$86	20%	$1,409	$1,120	$289	26%
Less: Income before income tax expense (benefit) related to notable items		–	–	–	–	31	–	–	(31)	(100)	–	31	(31)	(100)

Income before income tax expense, Adjusted (non-GAAP)		$513	$462	$434	$414	$396	$51	11%	$117	30%	$1,409	$1,089	$320	29%

Income tax expense, Adjusted:
Income tax expense (GAAP)		$165	$144	$114	$132	$130	$21	15%	$35	27%	$423	$357	$66	18%
Less: Income tax expense (benefit) related to notable items		–	–	–	–	12	–	–	(12)	(100)	–	12	(12)	(100)

Income tax expense, Adjusted (non-GAAP)		$165	$144	$114	$132	$118	$21	15%	$47	40%	$423	$345	$78	23%

Net income, Adjusted:
Net income (GAAP)	E	$348	$318	$320	$282	$297	$30	9%	$51	17%	$986	$763	$223	29%
Add: Notable items, net of income tax expense (benefit)		–	–	–	–	(19)	–	–	19	100	–	(19)	19	100

Net income, Adjusted (non-GAAP)	F	$348	$318	$320	$282	$278	$30	9%	$70	25%	$986	$744	$242	33%

Net income available to common stockholders, Adjusted:
Net income available to common stockholders (GAAP)	G	$341	$318	$313	$282	$290	$23	7%	$51	18%	$972	$749	$223	30%
Add: Notable items, net of income tax expense (benefit)		–	–	–	–	(19)	–	–	19	100	–	(19)	19	100

Net income available to common stockholders, Adjusted (non-GAAP)	H	$341	$318	$313	$282	$271	$23	7%	$70	26%	$972	$730	$242	33%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
							3Q17 Change								2017 Change
		3Q17	2Q17	1Q17	4Q16	3Q16	2Q17			3Q16			2017	2016	2016
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$47		3.37%	$63		4.57%	$4,223	$3,892	$331		8.50%
Less: Noninterest expense (GAAP)	C	858	864	854	847	867	(6)		(0.69)	(9)		(1.04)	2,576	2,505	71		2.83

Operating leverage									4.06%			5.61%					5.67%

Operating leverage, Adjusted:
Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,396	$1,384	$1,363	$1,313	$47		3.37%	$130		9.90%	$4,223	$3,825	$398		10.41%
Less: Noninterest expense, Adjusted (non-GAAP)	D	858	864	854	847	831	(6)		(0.69)	27		3.25	2,576	2,469	107		4.33

Operating leverage, Adjusted (non-GAAP)									4.06%			6.65%					6.08%

Efficiency ratio and efficiency ratio, Adjusted:
Efficiency ratio	C/A	59.41%	61.94%	61.68%	62.18%	62.88%	(253)	bps		(347) bps			60.99%	64.36%	(337)	bps
Efficiency ratio, Adjusted (non-GAAP)	D/B	59.41	61.94	61.68	62.18	63.31	(253)	bps		(390) bps			60.99	64.54	(355)	bps
Return on average common equity and return on average common equity, Adjusted:
Average common equity (GAAP)	I	$19,728	$19,659	$19,460	$19,645	$19,810	$69		–%	($82)		–%	$19,617	$19,715	($98)		–%
Return on average common equity	G/I	6.87%	6.48%	6.52%	5.70%	5.82%	39	bps		105	bps		6.63%	5.08%	155	bps
Return on average common equity, Adjusted (non-GAAP)	H/I	6.87	6.48	6.52	5.70	5.44	39	bps		143	bps		6.63	4.95	168	bps
Return on average tangible common equity and return on average tangible common equity, Adjusted:
Average common equity (GAAP)	I	$19,728	$19,659	$19,460	$19,645	$19,810	$69		–%	($82)		–%	$19,617	$19,715	($98)		–%
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	5		–	11		–	6,882	6,876	6		–
Less: Average other intangibles (GAAP)		2	2	–	1	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	3		1	28		6	535	495	40		8

Average tangible common equity	J	$13,376	$13,309	$13,115	$13,291	$13,442	$67		1%	($66)		–%	$13,268	$13,332	($64)		–%

Return on average tangible common equity	G/J	10.13%	9.57%	9.68%	8.43%	8.58%	56	bps		155	bps		9.80%	7.51%	229	bps
Return on average tangible common equity, Adjusted (non-GAAP)	H/J	10.13	9.57	9.68	8.43	8.02	56	bps		211	bps		9.80	7.32	248	bps
Return on average total assets and return on average total assets, Adjusted:
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$134		–%	$5,613		4%	$149,563	$141,795	$7,768		5%
Return on average total assets	E/K	0.92%	0.85%	0.87%	0.76%	0.82%	7	bps		10	bps		0.88%	0.72%	16	bps
Return on average total assets, Adjusted (non-GAAP)	F/K	0.92	0.85	0.87	0.76	0.77	7	bps		15	bps		0.88	0.70	18	bps
Return on average total tangible assets and return on average total tangible assets, Adjusted:
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$134		–%	$5,613		4%	$149,563	$141,795	$7,768		5%
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	5		–	11		–	6,882	6,876	6		–
Less: Average other intangibles (GAAP)		2	2	–	1	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	3		1	28		6	535	495	40		8

Average tangible assets	L	$143,660	$143,528	$142,441	$140,961	$138,031	$132		–%	$5,629		4%	$143,214	$135,412	$7,802		6%

Return on average total tangible assets	E/L	0.96%	0.89%	0.91%	0.79%	0.86%	7	bps		10	bps		0.92%	0.75%	17	bps
Return on average total tangible assets, Adjusted (non-GAAP)	F/L	0.96	0.89	0.91	0.79	0.80	7	bps		16	bps		0.92	0.73	19	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q17 Change						2017 Change
		3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
							$/bps	%	$/bps	%			$/bps	%
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	499,505,285	505,880,851	509,515,646	511,954,871	518,148,345	(6,375,566)	(1%)	(18,643,060)	(4%)	499,505,285	518,148,345	(18,643,060)	(4%)
Common stockholders’ equity (GAAP)		$19,862	$19,817	$19,600	$19,499	$19,934	$45	–	($72)	–	$19,862	$19,934	($72)	–
Less: Goodwill (GAAP)		6,887	6,887	6,876	6,876	6,876	–	–	11	–	6,887	6,876	11	–
Less: Other intangible assets (GAAP)		2	2	–	1	1	–	–	1	100	2	1	1	100
Add: Deferred tax liabilities related to goodwill (GAAP)		539	535	534	532	519	4	1	20	4	539	519	20	4

Tangible common equity	N	$13,512	$13,463	$13,258	$13,154	$13,576	$49	–%	($64)	–%	$13,512	$13,576	($64)	–%

Tangible book value per common share	N/M	$27.05	$26.61	$26.02	$25.69	$26.20	$0.44	2%	$0.85	3%	$27.05	$26.20	$0.85	3%
Net income per average common share - basic and diluted, Adjusted:
Average common shares outstanding - basic (GAAP)	O	500,861,076	506,371,846	509,451,450	512,015,920	519,458,976	(5,510,770)	(1%)	(18,597,900)	(4%)	505,529,991	525,477,273	(19,947,282)	(4%)
Average common shares outstanding - diluted (GAAP)	P	502,157,384	507,414,122	511,348,200	513,897,085	521,122,466	(5,256,738)	(1)	(18,965,082)	(4)	507,062,805	527,261,384	(20,198,579)	(4)
Net income available to common stockholders (GAAP)	G	$341	$318	$313	$282	$290	$23	7	$51	18	$972	$749	$223	30
Net income per average common share - basic (GAAP)	G/O	0.68	0.63	0.61	0.55	0.56	0.05	8	0.12	21	1.92	1.43	0.49	34
Net income per average common share - diluted (GAAP)	G/P	0.68	0.63	0.61	0.55	0.56	0.05	8	0.12	21	1.92	1.42	0.50	35
Net income available to common stockholders, Adjusted (non-GAAP)	H	341	318	313	282	271	23	7	70	26	972	730	242	33
Net income per average common share - basic, Adjusted (non-GAAP)	H/O	0.68	0.63	0.61	0.55	0.52	0.05	8	0.16	31	1.92	1.39	0.53	38
Net income per average common share - diluted, Adjusted (non-GAAP)	H/P	0.68	0.63	0.61	0.55	0.52	0.05	8	0.16	31	1.92	1.39	0.53	38
Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 capital (regulatory)		$14,093	$14,057	$13,941	$13,822	$13,763
Less: Change in DTA and other threshold deductions (GAAP)		–	–	–	–	–

Pro forma Basel III fully phased-in common equity tier 1 capital	Q	$14,093	$14,057	$13,941	$13,822	$13,763

Risk-weighted assets (regulatory general risk weight approach)		$127,203	$125,774	$124,881	$123,857	$121,612
Add: Net change in credit and other risk-weighted assets (regulatory)		251	249	247	244	228

Pro forma Basel III standardized approach risk-weighted assets	R	$127,454	$126,023	$125,128	$124,101	$121,840

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	Q/R	11.1%	11.2%	11.1%	11.1%	11.3%

1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change						2017 Change
	3Q17	2Q17	1Q17	4Q16	3Q16	2Q17		3Q16		2017	2016	2016
						$	%	$	%			$	%
Other income, Adjusted
Other income (GAAP)	$18	$2	$24	$25	$87	$16	NM	($69)	(79%)	$44	$122	($78)	(64%)
Less: Notable items	–	–	–	–	67	–	–	(67)	(100)	–	67	(67)	(100)

Other income, Adjusted (non-GAAP)	$18	$2	$24	$25	$20	$16	NM	($2)	(10%)	$44	$55	($11)	(20%)

Salaries and employee benefits, Adjusted:
Salaries and employee benefits (GAAP)	$436	$432	$444	$420	$432	$4	1%	$4	1%	$1,312	$1,289	$23	2%
Less: Notable items	–	–	–	–	11	–	–	(11)	(100)	–	11	(11)	(100)

Salaries and employee benefits, Adjusted (non-GAAP)	$436	$432	$444	$420	$421	$4	1%	$15	4%	$1,312	$1,278	$34	3%

Outside services, Adjusted:
Outside services (GAAP)	$99	$96	$91	$98	$102	$3	3%	($3)	(3%)	$286	$279	$7	3%
Less: Notable items	–	–	–	–	8	–	–	(8)	(100)	–	8	(8)	(100)

Outside services, Adjusted (non-GAAP)	$99	$96	$91	$98	$94	$3	3%	$5	5%	$286	$271	$15	6%

Occupancy, Adjusted:
Occupancy (GAAP)	$78	$79	$82	$77	$78	($1)	(1%)	$–	–%	$239	$230	$9	4%
Less: Notable items	–	–	–	–	–	–	–	–	–	–	–	–	–

Occupancy, Adjusted (non-GAAP)	$78	$79	$82	$77	$78	($1)	(1%)	$–	–%	$239	$230	$9	4%

Equipment expense, Adjusted:
Equipment expense (GAAP)	$65	$64	$67	$69	$65	$1	2%	$–	–%	$196	$194	$2	1%
Less: Notable items	–	–	–	–	–	–	–	–	–	–	–	–	–

Equipment expense, Adjusted (non-GAAP)	$65	$64	$67	$69	$65	$1	2%	$–	–%	$196	$194	$2	1%

Amortization of software, Adjusted:
Amortization of software (GAAP)	$45	$45	$44	$44	$46	$–	–%	($1)	(2%)	$134	$126	$8	6%
Less: Notable items	–	–	–	–	3	–	–	(3)	(100)	–	3	(3)	(100)

Amortization of software, Adjusted (non-GAAP)	$45	$45	$44	$44	$43	$–	–%	$2	5%	$134	$123	$11	9%

Other operating expense, Adjusted:
Other operating expense (GAAP)	$135	$148	$126	$139	$144	($13)	(9%)	($9)	(6%)	$409	$387	$22	6%
Less: Notable items	–	–	–	–	14	–	–	(14)	(100)	–	14	(14)	(100)

Other operating expense, Adjusted (non-GAAP)	$135	$148	$126	$139	$130	($13)	(9%)	$5	4%	$409	$373	$36	10%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		THIRD QUARTER 2017				SECOND QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$122	$201	$25	$348	$118	$187	$13	$318
Less: Preferred stock dividends		–	–	7	7	–	–	–	–

Net income available to common stockholders	B	$122	$201	$18	$341	$118	$187	$13	$318

Return on average tangible common equity:
Average common equity (GAAP)		$5,565	$5,685	$8,478	$19,728	$5,519	$5,617	$8,523	$19,659
Less: Average goodwill (GAAP)		–	–	6,887	6,887	–	–	6,882	6,882
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	537	537	–	–	534	534

Average tangible common equity	C	$5,565	$5,685	$2,126	$13,376	$5,519	$5,617	$2,173	$13,309

Return on average tangible common equity	B/C	8.72%	14.06%	NM	10.13%	8.57%	13.37%	NM	9.57%
Return on average total tangible assets:
Average total assets (GAAP)		$60,012	$49,833	$40,167	$150,012	$59,244	$49,731	$40,903	$149,878
Less: Average goodwill (GAAP)		–	–	6,887	6,887	–	–	6,882	6,882
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	537	537	–	–	534	534

Average tangible assets	D	$60,012	$49,833	$33,815	$143,660	$59,244	$49,731	$34,553	$143,528

Return on average total tangible assets	A/D	0.81%	1.60%	NM	0.96%	0.80%	1.51%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	E	$648	$195	$15	$858	$644	$192	$28	$864
Net interest income (GAAP)		674	354	34	1,062	657	344	25	1,026
Noninterest income (GAAP)		227	136	18	381	229	130	11	370

Total revenue (GAAP)	F	$901	$490	$52	$1,443	$886	$474	$36	$1,396

Efficiency ratio	E/F	71.88%	39.39%	NM	59.41%	72.64%	40.48%	NM	61.94%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FIRST QUARTER 2017				FOURTH QUARTER 2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$95	$180	$45	$320	$92	$172	$18	$282
Less: Preferred stock dividends		–	–	7	7	–	–	–	–

Net income available to common stockholders	B	$95	$180	$38	$313	$92	$172	$18	$282

Return on average tangible common equity:
Average common equity (GAAP)		$5,460	$5,528	$8,472	$19,460	$5,275	$5,278	$9,092	$19,645
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	–	–	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	523	523

Average tangible common equity	C	$5,460	$5,528	$2,127	$13,115	$5,275	$5,278	$2,738	$13,291

Return on average tangible common equity	B/C	7.06%	13.18%	NM	9.68%	6.97%	12.94%	NM	8.43%
Return on average total tangible assets:
Average total assets (GAAP)		$58,660	$49,243	$40,883	$148,786	$58,066	$48,024	$41,225	$147,315
Less: Average goodwill (GAAP)		–	–	6,876	6,876	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	–	–	–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	531	531	–	–	523	523

Average tangible assets	D	$58,660	$49,243	$34,538	$142,441	$58,066	$48,024	$34,871	$140,961

Return on average total tangible assets	A/D	0.66%	1.48%	NM	0.91%	0.63%	1.42%	NM	0.79%
Efficiency ratio:
Noninterest expense (GAAP)	E	$647	$190	$17	$854	$649	$187	$11	$847
Net interest income (GAAP)		638	346	21	1,005	639	347	–	986
Noninterest income (GAAP)		220	134	25	379	227	122	28	377

Total revenue (GAAP)	F	$858	$480	$46	$1,384	$866	$469	$28	$1,363

Efficiency ratio	E/F	75.41%	39.80%	NM	61.68%	74.90%	39.83%	NM	62.18%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		THIRD QUARTER 2016
		Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$92	$162	$43	$297
Less: Preferred stock dividends		–	–	7	7

Net income available to common stockholders	B	$92	$162	$36	$290

Return on average tangible common equity:
Average common equity (GAAP)		$5,190	$5,172	$9,448	$19,810
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	509	509

Average tangible common equity	C	$5,190	$5,172	$3,080	$13,442

Return on average tangible common equity	B/C	7.04%	12.50%	NM	8.58%
Return on average total tangible assets:
Average total assets (GAAP)		$56,689	$47,902	$39,808	$144,399
Less: Average goodwill (GAAP)		–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	1	1
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	509	509

Average tangible assets	D	$56,689	$47,902	$33,440	$138,031

Return on average total tangible assets	A/D	0.64%	1.35%	NM	0.86%
Efficiency ratio:
Noninterest expense (GAAP)	E	$650	$181	$36	$867
Net interest income (GAAP)		621	327	(3)	945
Noninterest income (GAAP)		229	123	83	435

Total revenue (GAAP)	F	$850	$450	$80	$1,380

Efficiency ratio	E/F	76.46%	40.21%	NM	62.88%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPT 30,
		2017				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$335	$568	$83	$986	$253	$459	$51	$763
Less: Preferred stock dividends		–	–	14	14	–	–	14	14

Net income available to common stockholders	B	$335	$568	$69	$972	$253	$459	$37	$749

Return on average tangible common equity:
Average common equity (GAAP)		$5,515	$5,611	$8,491	$19,617	$5,130	$5,001	$9,584	$19,715
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	535	535	–	–	495	495

Average tangible common equity	C	$5,515	$5,611	$2,142	$13,268	$5,130	$5,001	$3,201	$13,332

Return on average tangible common equity	B/C	8.13%	13.54%	NM	9.80%	6.58%	12.27%	NM	7.51%
Return on average total tangible assets:
Average total assets (GAAP)		$59,310	$49,604	$40,649	$149,563	$55,825	$46,869	$39,101	$141,795
Less: Average goodwill (GAAP)		–	–	6,882	6,882	–	–	6,876	6,876
Average other intangibles (GAAP)		–	–	2	2	–	–	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		–	–	535	535	–	–	495	495

Average tangible assets	D	$59,310	$49,604	$34,300	$143,214	$55,825	$46,869	$32,718	$135,412

Return on average total tangible assets	A/D	0.76%	1.53%	NM	0.92%	0.60%	1.31%	NM	0.75%
Efficiency ratio:
Noninterest expense (GAAP)	E	$1,939	$577	$60	$2,576	$1,898	$554	$53	$2,505
Net interest income (GAAP)		1,969	1,044	80	3,093	1,804	941	27	2,772
Noninterest income (GAAP)		676	400	54	1,130	656	344	120	1,120

Total revenue (GAAP)	F	$2,645	$1,444	$134	$4,223	$2,460	$1,285	$147	$3,892

Efficiency ratio	E/F	73.28%	39.89%	NM	60.99%	77.15%	43.15%	NM	64.36%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
		3Q17	2Q17	1Q17	3Q16	2Q17			3Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Noninterest income, Underlying:
Noninterest income (GAAP)		$381	$370	$379	$435	$11		3%	($54)		(12%)	$1,130	$1,120	$10		1%
Less: Lease impairment credit-related costs		–	(11)	–	–	11		100	–		–	(11)	–	(11)		(100)

Noninterest income, Underlying (non-GAAP)		$381	$381	$379	$435	$ –		–%	($54)		(12%)	$1,141	$1,120	$21		2%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,380	$47		3%	$63		5%	$4,223	$3,892	$331		9%
Less: Lease impairment credit-related costs		–	(11)	–	–	11		100	–		–	(11)	–	(11)		(100)

Total revenue, Underlying (non-GAAP)	B	$1,443	$1,407	$1,384	$1,380	$36		3%	$63		5%	$4,234	$3,892	$342		9

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$858	$864	$854	$867	($6)		(1%)	($9)		(1%)	$2,576	$2,505	$71		3%
Less: Lease impairment credit-related costs		–	15	–	–	(15)		(100)	–		–	15	–	15		100

Noninterest expense, Underlying (non-GAAP)	D	$858	$849	$854	$867	$9		1%	($9)		(1%)	$2,561	$2,505	$56		2

Pre-provision profit, Underlying:
Pre-provision profit (GAAP)		$585	$532	$530	$513	$53		10%	$72		14%	$1,647	$1,387	$260		19%
Less: Lease impairment credit-related costs		–	(26)	–	–	26		100	–		–	(26)	–	(26)		(100)

Pre-provision profit, Underlying (non-GAAP)		$585	$558	$530	$513	$27		5%	$72		14%	$1,673	$1,387	$286		21%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$72	$70	$96	$86	$2		3%	($14)		(16%)	$238	$267	($29)		(11%)
Add: Lease impairment credit-related costs		–	26	–	–	(26)		(100)	–		–	26	–	26		100

Total credit-related costs, Underlying (non-GAAP)		$72	$96	$96	$86	($24)		(25%)	($14)		(16%)	$264	$267	($3)		(1%)

Income before income tax expense (GAAP)	E	$513	$462	$434	$427	$51		11%	$86		20%	$1,409	$1,120	$289		26%
Income tax expense and effective income tax rate, Underlying:
Income tax expense (GAAP)	F	$165	$144	$114	$130	$21		15%	$35		27%	$423	$357	$66		18%
Less: Settlement of certain state tax matters		–	–	(23)	–	–		–	–		–	(23)	–	(23)		(100)

Income tax expense, Underlying (non-GAAP)	G	$165	$144	$137	$130	$21		15%	$35		27%	$446	$357	$89		25%

Effective income tax rate (GAAP)	F/E	32.18%	31.13%	26.36%	30.46%	105	bps		172	bps		30.04%	31.87%	(183	) bps
Effective income tax rate, Underlying (non-GAAP)	G/E	32.18	31.13	31.56	30.46	105	bps		172	bps		31.65	31.87	(22	) bps
Net income, Underlying:
Net income (GAAP)	H	$348	$318	$320	$297	$30		9%	$51		17%	$986	$763	$223		29%
Less: Settlement of certain state tax matters		–	–	23	–	–		–	–		–	23	–	23		100

Net income, Underlying (non-GAAP)	I	$348	$318	$297	$297	$30		9%	$51		17%	$963	$763	$200		26%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	J	$341	$318	$313	$290	$23		7%	$51		18%	$972	$749	$223		30%
Less: Settlement of certain state tax matters		–	–	23	–	–		–	–		–	23	–	23		100

Net income available to common stockholders, Underlying (non-GAAP)	K	$341	$318	$290	$290	$23		7%	$51		18%	$949	$749	$200		27%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
		3Q17	2Q17	1Q17	3Q16	2Q17			3Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,380	$47		3.37%	$63		4.57%	$4,223	$3,892	$331		8.50%
Less: Noninterest expense (GAAP)	C	858	864	854	867	(6)		(0.69)	(9)		(1.04)	2,576	2,505	71		2.83

Operating leverage								4.06%			5.61%					5.67%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,443	$1,407	$1,384	$1,380	$36		2.56%	$63		4.57%	$4,234	$3,892	$342		8.79%
Less: Noninterest expense, Underlying (non-GAAP)	D	858	849	854	867	9		1.06	(9)		(1.04)	2,561	2,505	56		2.24

Operating leverage, Underlying (non-GAAP)								1.50%			5.61%					6.55%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	59.41%	61.94%	61.68%	62.88%	(253	) bps		(347	) bps		60.99%	64.36%	(337	) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	59.41	60.36	61.68	62.88	(95	) bps		(347	) bps		60.47	64.36	(389	) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	L	$19,728	$19,659	$19,460	$19,810	$69		–%	($82)		–%	$19,617	$19,715	($98)		–%
Return on average common equity	J/L	6.87%	6.48%	6.52%	5.82%	39	bps		105	bps		6.63%	5.08%	155	bps
Return on average common equity, Underlying (non-GAAP)	K/L	6.87	6.48	6.05	5.82	39	bps		105	bps		6.47	5.08	139	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	L	$19,728	$19,659	$19,460	$19,810	$69		–%	($82)		–%	$19,617	$19,715	($98)		–%
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	5		–	11		–	6,882	6,876	6		–
Less: Average other intangibles (GAAP)		2	2	–	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	509	3		1	28		6	535	495	40		8

Average tangible common equity	M	$13,376	$13,309	$13,115	$13,442	$67		1%	($66)		–%	$13,268	$13,332	($64)		–%

Return on average tangible common equity	J/M	10.13%	9.57%	9.68%	8.58%	56	bps		155	bps		9.80%	7.51%	229	bps
Return on average tangible common equity, Underlying (non-GAAP)	K/M	10.13	9.57	8.98	8.58	56	bps		155	bps		9.57	7.51	206	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	N	$150,012	$149,878	$148,786	$144,399	$134		–%	$5,613		4%	$149,563	$141,795	$7,768		5%
Return on average total assets	H/N	0.92%	0.85%	0.87%	0.82%	7	bps		10	bps		0.88%	0.72%	16	bps
Return on average total assets, Underlying (non-GAAP)	I/N	0.92	0.85	0.81	0.82	7	bps		10	bps		0.86	0.72	14	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
						3Q17 Change								2017 Change
		3Q17	2Q17	1Q17	3Q16	2Q17			3Q16			2017	2016	2016
						$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	N	$150,012	$149,878	$148,786	$144,399	$134		–%	$5,613		4%	$149,563	$141,795	$7,768		5%
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	5		–	11		–	6,882	6,876	6		–
Less: Average other intangibles (GAAP)		2	2	–	1	–		–	1		100	2	2	–		–
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	509	3		1	28		6	535	495	40		8

Average tangible assets	O	$143,660	$143,528	$142,441	$138,031	$132		–%	$5,629		4%	$143,214	$135,412	$7,802		6%

Return on average total tangible assets	H/O	0.96%	0.89%	0.91%	0.86%	7	bps		10	bps		0.92%	0.75%	17	bps
Return on average total tangible assets, Underlying (non-GAAP)	I/ O	0.96	0.89	0.85	0.86	7	bps		10	bps		0.90	0.75	15	bps
Net income per average common share -basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	P	500,861,076	506,371,846	509,451,450	519,458,976	(5,510,770)		(1%)	(18,597,900)		(4%)	505,529,991	525,477,273	(19,947,282)		(4%)
Average common shares outstanding - diluted (GAAP)	Q	502,157,384	507,414,122	511,348,200	521,122,466	(5,256,738)		(1)	(18,965,082)		(4)	507,062,805	527,261,384	(20,198,579)		(4)
Net income available to common stockholders (GAAP)	J	$341	$318	$313	$290	$23		7	$51		18	$972	$749	$223		30
Net income per average common share - basic (GAAP)	J/ P	0.68	0.63	0.61	0.56	0.05		8	0.12		21	1.92	1.43	0.49		34
Net income per average common share - diluted (GAAP)	J/ Q	0.68	0.63	0.61	0.56	0.05		8	0.12		21	1.92	1.42	0.50		35
Net income available to common stockholders, Underlying (non-GAAP)	K	341	318	290	290	23		7	51		18	949	749	200		27
Net income per average common share - basic, Underlying (non-GAAP)	K/P	0.68	0.63	0.57	0.56	0.05		8	0.12		21	1.88	1.43	0.45		31
Net income per average common share - diluted, Underlying (non-GAAP)	K/Q	0.68	0.63	0.57	0.56	0.05		8	0.12		21	1.87	1.42	0.45		32